SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          Intelect Communications, Inc.
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

[INTELECT COMMUNICATIONS LOGO]


To the Stockholders of Intelect Communications, Inc.:

     You are requested to consider and vote on a proposal endorsed by the directors and management to change the name of the Company from Intelect Communications, Inc. to TeraForce Technology Corporation. Attached are a Notice of Special Meeting and Proxy Statement that describe this matter for the Company's Special Meeting of Stockholders called for Tuesday, January 30, 2001, at the offices of the Company, 1240 East Campbell Road, Richardson, Texas 75081.

     We are soliciting your support with a "yes" vote. Recent public announcements and filings by the Company with the Securities and Exchange Commission have described changes that are underway in the Company's product lines, corporate structure and market focus. We feel the proposed new Company name, TeraForce Technology Corporation, timely signifies these changes and aptly references the Company's forward business strategy and operations. In line with this proposed change of name, the Company has reserved a new NASDAQ stock symbol, "TERA" which would become effective after stockholder approval of the new corporate name. In addition, the Company secured the Internet domain address of WWW.TERAFORCETECHNOLOGY.COM which is expected to become effective after stockholder approval of the new corporate name.

     Our mission for the Company is to grow stockholder value through development and commercialization of premier technologies focused on the convergence of communications and computing. Strategically, this will involve capitalizing on technology assets of our patent portfolio and technology bank in DNA Enterprises to spawn leading-edge product initiatives in high growth markets such as optical networking and high performance computing, including the Internet. Executing this strategy is expected to include inserting technology, infrastructure support and seed financing to launch focused business units while securing strategic investments from other participants to assure a successful business enterprise and value opportunity.

     We hope you will share our enthusiasm for the Company's forward course. At the Special Meeting of Stockholders directors and officers of the Company will be available to respond to stockholder inquiries.

     We cordially invite you to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

     Thank you for your time and consideration to respond to this request.

                                        Sincerely,



                                        /s/ HERMAN M. FRIETSCH
                                            Herman M. Frietsch
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                            On Behalf of the Board of Directors
                                            and Management of the Company
Enclosures
December 29, 2000

                         INTELECT COMMUNICATIONS, INC.

                                 NOTICE OF THE
                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 30, 2001

To our Stockholders:

     We hereby give you notice that a special meeting of Stockholders (the "Special Meeting") of Intelect Communications, Inc. (the "Company") will be held January 30, 2001, at 12:45 p.m., central standard time, at the Company's executive offices located at 1240 East Campbell Road, Richardson, Texas 75081 for the following purposes:

     1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the Company's name to TeraForce Technology Corporation; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

     Only Stockholders of record at the close of business on December 22, 2000 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement of the Special Meeting.

     Your Board of Directors recommends that you vote "FOR" the proposal to change the Company's name.

     Whether or not you plan to attend the Special Meeting in person, please complete, sign, date and return the enclosed proxy in the accompanying postage-paid reply envelope. If you attend the Special Meeting, you may vote in person even if you have returned a proxy. By promptly returning your proxy, you will greatly assist us in preparing for the Special Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          /s/ ROBERT P. CAPPS
                                              Robert P. Capps,
                                              SECRETARY

Richardson, Texas
December 29, 2000

                                   IMPORTANT:

     PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. NO POSTAGE IS REQUIRED IF YOU USE THE ENCLOSED ENVELOPE ADDRESSED TO THE COMPANY.

     YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY CARD.

                          INTELECT COMMUNICATIONS, INC.
                             1240 EAST CAMPBELL ROAD
                             RICHARDSON, TEXAS 75801

                                 PROXY STATEMENT

              FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                JANUARY 30, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Intelect Communications, Inc., a Delaware corporation (the "Company"), for use at the Company's Special Meeting of Stockholders (the "Special Meeting") and at any and all adjournments or postponements of such Special Meeting. The Special Meeting is to be held on January 30, 2001, at 12:45 p.m. central standard time, at the Company's executive offices located at 1240 East Campbell Road, Richardson, Texas 75081.

     The Notice of Special Meeting, Proxy Statement and the enclosed proxy are being first mailed to Stockholders on or about December 29, 2000.

     At the Special Meeting, holders of the Company's Common Stock, $.01 par value, will vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to change the name of the Company to TeraForce Technology Corporation.

                    QUESTIONS AND ANSWERS ABOUT THE MEETING

     Q:  WHEN AND WHERE IS THE SPECIAL MEETING?

     A: The Special Meeting will take place on January 30, 2001, at 12:45 p.m. (local time) at the Company's executive offices located at 1240 East Campbell Road, Richardson, Texas 75081.

     Q:  WHAT WILL BE VOTED ON AT THE SPECIAL MEETING?

     A: There will be a vote on the proposal to amend the Company's Certificate of Incorporation to change the Company's name to TeraForce Technology Corporation. You are urged to carefully read this entire proxy statement, together with the Exhibit attached hereto, before deciding how to vote on the proposal, which we may refer to as the Change of Name Proposal.

     Q:  WHO CAN VOTE AT THE SPECIAL MEETING?

     A: Only stockholders of record as of the close of business on December 22, 2000 (the "Record Date"), will be entitled to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date, there were 85,907,415 shares of the Company's Common Stock issued and outstanding.

     Q:  HOW DO I VOTE?

     A: If you hold your shares as a stockholder of record, you can vote in person at the Special Meeting or by proxy. To vote by proxy you should mark, date, sign and mail the enclosed proxy in the enclosed prepaid envelope. The proxies identified on the back of the proxy card will vote the shares of which you are a stockholder of record in accordance with your instructions. Giving a proxy will not affect your right to vote in person -- by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of the Company written notice of your revocation or by submitting a later-dated proxy. If you execute, date and return your proxy, but do not mark your voting preference, the shares represented by proxy will be voted as recommended by the Board of Directors. Thus, if no directions are given, the proxy will be voted FOR the proposal.

     If you are a "street name" stockholder, you will receive instructions from your bank, broker, or other nominee describing how to vote your shares. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Special Meeting and with respect to other matters which are appropriately brought before the Special

Meeting. Except as disclosed herein, at the date hereof, the management of the Company knows of no such amendments, variations or other matters.

     Q:  HOW MANY VOTES CAN I CAST?

     A: Each stockholder of record as of the Record Date is entitled to one vote at the Special Meeting for each share of common stock held.

     Q:  WHAT IS THE EFFECT OF VOTING IN FAVOR OF THE CHANGE OF NAME PROPOSAL?

     A: The Change of Name Proposal will approve an amendment to the Company's Certificate of Incorporation which changes the name of the Company to TeraForce Technology Corporation.

     Q:  WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

     A: Any other business that properly comes before the Special Meeting or any adjournment or postponement of the Special Meeting may also be voted on. However, we are currently not aware of any other business.

     Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

     A: It means your shares are registered differently or are held in more than one account. Please provide voting instructions for each proxy card that you receive in the space provided on each proxy card.

     Q:  HOW CAN I VOTE SHARES HELD IN MY BROKER'S NAME?

     A: As previously indicated, if your broker holds your shares in its name (or in what is commonly called "street name"), you will receive instructions from your broker describing how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

     Q:  CAN I VOTE SHARES AT THE MEETING THAT ARE HELD BY A BROKER AS NOMINEE?

     A: If you would like to attend the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a recent brokerage statement or letter from the nominee confirming the beneficial ownership of the shares of common stock. You must also bring a form of personal identification. Most importantly, in order to vote your shares at the Special Meeting, you must obtain from each nominee a proxy issued in your name.

     Q:  WHAT CONSTITUTES A QUORUM?

     A: Voting can take place at the Special Meeting only if stockholders owning a majority of the voting power of the Common Stock (that is a majority of the total number of votes entitled to be cast) outstanding as of the Record Date are present in person or by proxy. If you submit a valid proxy card or attend the Special Meeting, your shares will be counted to determine whether there is a quorum. Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed. A broker non-vote results from a situation in which a broker or bank holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares.

     Q: WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL TO CHANGE THE COMPANY'S NAME?

     A: The affirmative vote of stockholders holding a majority of the outstanding shares of Common Stock as of the Record Date is required to approve the Change of Name Proposal.

     Q:  WILL BROKER NON-VOTES OR ABSTENTIONS AFFECT THE VOTING RESULTS?

     A: Although abstention and broker non-votes count for quorum purposes, their legal effect on the vote differs. A broker non-vote will not be treated as present and entitled to vote on a matter and thus will have no effect on the outcome of the vote. An abstention will be treated as present and entitled to vote on a matter, and therefore has the same legal effect as a vote against the matter.

     Q:  HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSAL?

     A: The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the proposal to be submitted at the upcoming Special Meeting.

     Q:  WHO IS SOLICITING MY PROXY?

     A: We, the Board of Directors of the Company, are sending you this proxy statement. We have elected to retain the services of Regan & Associates, Inc. for the purpose of soliciting proxies to be voted at the Special Meeting at an estimated cost of $8,000, plus out-of-pocket expenses. In addition, certain directors, officers and employees of the Company also may solicit proxies on our behalf by mail, phone, fax or in person.

     Q:  WHO IS PAYING FOR THIS SOLICITATION?

     A: The Company will pay for the solicitation of proxies. We will also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of our common stock.

     Q:  WHO WILL COUNT THE VOTE?

     A: American Stock Transfer and Trust Company, New York, who serves as the Company's transfer agent, will count the vote. The inspector of the election will be appointed by the Company.

     Q: IF THE CHANGE OF NAME PROPOSAL IS PASSED BY THE STOCKHOLDERS, WILL I BE REQUIRED TO SEND IN MY STOCK CERTIFICATE?

     A: No, it will not be necessary to surrender your existing stock certificates.

     Q:  WHO CAN HELP ANSWER ANY QUESTIONS I HAVE?

     A: If you have any questions about the Change of Name Proposal, please contact Regan & Associates at (212) 587-3005 or Robert P. Capps, Corporate Secretary, at (469) 330-4960.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of December 19, 2000, unless otherwise noted, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director;
(iii) each executive officer; and (iv) by all directors and executive officers of the Company as a group. Unless otherwise indicated, the information included below is based upon the Company's stock transfer records as maintained by the Company's stock transfer agent.

     The number of shares of Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after December 19, 2000 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute admission of beneficial ownership of those shares.

          NAME AND ADDRESS              AMOUNT AND NATURE OF
         OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP    PERCENT OF CLASS
         -------------------            --------------------    ----------------
Herman M. Frietsch...................         1,244,100(1)            1.45%
Robert P. Capps......................            56,666(2)           *
R. Eugene Helms......................            86,665(3)           *
Willard F. Barnett...................            91,667(2)           *
John C. Radford......................            77,315(4)           *
Anton von Liechtenstein..............           613,382(5)           *
Robert E. Garrison II................           422,413(6)           *
David Yedwab.........................           150,000(2)           *
The Coastal Corporation Second
  Pension Trust (7)..................        15,414,099(8)           17.94%
All Directors and Executive Officers
 as a group (8 persons)..............         2,742,208(9)            3.19%
------------
 *  Indicates holdings of less than one percent.

(1) Includes 606,664 shares issuable upon exercise of currently exercisable options. Includes 135,436 shares which assumes the conversion at a price of $1.00 per dollar of outstanding principal and interest of a loan made by Mr. Frietsch to the Company in December of 1997. Includes 6,000 shares owned beneficially by Mr. Frietsch's spouse as to which he disclaims beneficial ownership.

(2) Represents shares issuable upon exercise of currently exercisable options.

(3) Includes 61,665 shares issuable upon exercise of currently exercisable options.

(4) Includes 76,665 shares issuable upon exercise of currently exercisable options.

(5) Includes 325,000 shares issuable upon exercise of currently exercisable options.

(6) Includes 350,000 shares issuable upon exercise of currently exercisable options.

(7) The principal address of The Coastal Corporation Second Pension Trust ("Coastal") is Nine Greenway Plaza, Houston, Texas 77046.

(8) Based solely on information supplied to the Company as of December 13, 2000 by Coastal. Includes 6,517,308 shares issuable upon exercise of currently exercisable warrants.

(9) Includes 1,718,327 shares issuable upon exercise of currently exercisable options. Also includes 135,436 shares issuable upon conversion of convertible debt and 6,000 shares owned beneficially by Mr. Frietsch's spouse as to which Mr. Frietsch disclaims beneficial ownership.

                                    PROPOSAL

          CHANGE THE COMPANY'S NAME FROM INTELECT COMMUNICATIONS, INC.
                       TO TERAFORCE TECHNOLOGY CORPORATION

     At the Special Meeting, stockholders of the Company's Common Stock will be asked to consider and vote upon a proposal to change the name of the Company to TeraForce Technology Corporation by means of an amendment to the Company's Certificate of Incorporation.

     The Board of Directors has unanimously approved a resolution to amend our Certificate of Incorporation to change our name to TeraForce Technology Corporation. Upon obtaining stockholder approval, the name change will become effective upon the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware in the form of Exhibit "A" to this Proxy Statement.

REASONS FOR PROPOSED NAME CHANGE

     The Company desires to change the name of the Company from Intelect Communications, Inc. to TeraForce Technology Corporation in order to better align the Company's name with its forward business strategy and operations for its products and services.

     We have recently embarked on a new business model that is based on a shift in our business focus with respect to the Company's product lines, corporate structure and market focus and we believe the name change will better reflect the Company's expanded business endeavors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     For the reasons stated above, the Board of Directors of the Company believes that the Name Change Proposal is desirable and in the best interests of the Company's stockholders and unanimously recommends that the stockholders vote "FOR" such proposal.

VOTE REQUIRED

     An affirmative vote of the majority of the outstanding shares is required to approve the name change. If approved by the stockholders at the Special Meeting, this name change will be effected by filing a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company with the Delaware Secretary of State.

EFFECT OF NAME CHANGE

     The change of name will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the listing of the Common Stock on the Nasdaq Small Cap Market. Upon consummation of the proposed name change, it will not be necessary to surrender stock certificates. Instead when certificates are presented for transfer, new certificates bearing the name, TeraForce Technology Corporation will be issued. After the change of name, the Common Stock will be traded on the Nasdaq Small Cap Market under the symbol "TERA."

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Special Meeting nor does the Board of Directors know of any matters which other persons intend to bring before the Special Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

          STOCKHOLDER PROPOSALS AND SUBMISSIONS FOR 2001 ANNUAL MEETING

     The Company currently expects that next year's Annual Meeting of Stockholders will be held on or about June 1, 2001. If any Stockholder wishes to present a proposal to be considered for inclusion in the proxy materials for the 2001 Annual Meeting of Stockholders, such proposal shall have been submitted in writing and received by the Company by the close of business on January 3, 2001, or such later date as the Company may determine in connection with the actual scheduling of the annual meeting. Such proposals should be directed to the Company, 1240 East Campbell Road, Richardson, Texas 75081, Attention: Corporate Secretary. All Stockholder proposals must comply with all the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

     A stockholder may make a proposal outside of Rule 14a-8 under the Securities Exchange Act of 1934 if such Stockholder complies with the procedures set forth in the Company's By-laws. The Company's By-Laws state that such stockholder must give timely written notice and certain related information of a proposal to the Corporate Secretary at the principal executive offices set forth above, not less than 60 nor more than 90 days prior to the anniversary date of the previous year's annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs. With respect to stockholder proposals not included in the Company's proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the stockholder does not give timely notice of the matter to the Company by the date determined above (January 3, 2001).

                             ADDITIONAL INFORMATION

     The Company files reports and other information with the SEC. Copies of these documents may be obtained at the SEC's public reference rooms in Washington D.C., New York, New York and Chicago, Illinois. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's website at HTTP://WWW.SEC.GOV. Stockholders may also request a copy of the Company's SEC reports by contacting the Company's Secretary at 1240 East Campbell Road, Richardson, Texas 75081; telephone number (469) 330-4960.

                           FORWARD-LOOKING STATEMENTS

     Certain statements in this Proxy Statement, including certain statements contained in the letter to stockholders and under the heading "Reasons for the Proposed Name Change" in the discussion of the Proposal, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The assumptions reflected in these statements are subject to certain risks, uncertainties and other factors, including changes in general economic or business conditions or those affecting the past and future businesses of the Company, and uncertainty as to the future profitability of the Company.

     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANYTIME PRIOR TO THE VOTE.

                                      BY ORDER OF THE BOARD OF DIRECTORS,

                                      /s/ HERMAN M. FRIETSCH
                                          Herman M. Frietsch
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated: December 29, 2000

                                   EXHIBIT "A"

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                        OF INTELECT COMMUNICATIONS, INC.

     Intelect Communications, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: That the Board of Directors of the Corporation at a duly called meeting, duly adopted resolutions setting forth a proposed amendment to the Corporation's Amended and Restated Certificate of Incorporation ("Certificate of Incorporation"), declaring said amendment to be advisable and proposing that said amendment be considered at a special meeting by the stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Board of Directors hereby adopts and approves a proposed amendment to Article I of the Corporation's Amended and Restated Certificate of Incorporation, and hereby authorizes that such amendment be submitted to stockholders, as follows:

          The name of the Corporation is TeraForce Technology Corporation.

     SECOND: That thereafter, the stockholders of the Corporation, at a duly called special meeting of the stockholders, voted in favor of the amendment.

     THIRD:   That said amendment was fully adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Intelect Communications, Inc. has caused this
Certificate to be signed by its duly authorized officer, this   day of
                           , 2001.

                                          INTELECT COMMUNICATIONS, INC.

                                          By: __________________________________
                                             Herman M. Frietsch, Chairman and
                                             Chief Executive Officer

PROXY                     INTELECT COMMUNICATIONS, INC.                    PROXY

                PROXY SOLICITED BY DIRECTORS FOR SPECIAL MEETING
                                JANUARY 30, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having received the notice of special meeting and proxy statement, hereby appoints Herman M. Frietsch and Robert P. Capps, and each of them, with full power of substitution, are hereby authorized as attorneys and proxies of the undersigned to represent and to vote all shares of the undersigned in Intelect Communications, Inc. (the "Company") at the Special Meeting of Stockholders of the Company to be held on January 30, 2001, and at any adjournments thereof.

[X] (Continued and to be signed on reverse side.)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Proposal to amend the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to TeraForce Technology Corporation.

       FOR    [ ]              AGAINST    [ ]              ABSTAIN    [ ]


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" the proposal above. This proxy also delegates discretionary authority to vote with respect to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

                                           _____________________________________
                                                         Signature

                                           _____________________________________
                                                 Signature if held jointly


                                           Dated: ______________________________

                                           NOTE: Please sign exactly as name
                                           appears hereon. When shares are held
                                           by joint tenants, both should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign partnership name by
                                           authorized person.